                              FIRST AMENDMENT TO
                            STOCKHOLDERS AGREEMENT

     THIS FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT (the "Amendment") is made as of June 10, 1994, by and among United USN, Inc., a Delaware corporation (the "Company"), CIBC Wood Gundy Ventures, Inc., a Delaware corporation ("CIBC"), Chemical Venture Capital Associates, a California limited partnership ("Chemical"), Hancock Venture Partners IV - Direct Fund L.P., a Delaware limited partnership ("Hancock" and, collectively with CIBC and Chemical, the "Investors"), and the United Stockholders (as defined in that certain Stockholders Agreement dated as of April 20, 1994 (the "Stockholders Agreement") by and among the Company, CIBC, Chemical and the United Stockholders), and amends the Stockholders Agreement.

     Hancock will purchase shares of the Company's Common Stock, par value $.01 per share, and Series A 10% Senior Cumulative Preferred Stock, par value $1.00 per share, pursuant to a First Amendment to Purchase Agreement between the Investors and the Company dated as of the date hereof.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

     1. Hancock hereby agrees that by its execution of this Amendment it shall become a party to and be bound by the terms and provisions of the Stockholders Agreement, as amended hereby, and the term "Investors" as used in the Stockholders Agreement, as amended hereby, shall be deemed to include Hancock.

     2. Paragraph l(a)(ii)(A) of the Stockholders Agreement is amended and restated as follows:

         (A) three representatives designated by the holders of Investor Common Stock, determined by a vote of the holders of 66 2/3% of the outstanding Investor Common Stock (the "Investor Directors"); and

     3. Paragraph l(a)(iv) of the Stockholders Agreement is amended and restated as follows:

         (iv) any representatives the Company is entitled to designate to the board of directors of any subsidiary of the Company other than Network (the "Sub Directors") shall be designated by the holders of Investor Common Stock, determined by a vote of the holders of 66 2/3% of the outstanding Investor Common Stock.

     4. Paragraph l(a)(v) of the Stockholders Agreement is amended and restated as follows:

         (v) the removal from the Board or the Network Board (with or without cause) of any representative designated hereunder by the holders of Investor Common Stock or by Brandenburg shall be at the written request of holders of 66 2/3% of the Investor Common Stock or Brandenburg, respectively, but only upon such written request and under no other circumstances (in the case of the Investor Common Stock, determined on the basis of a vote of the holders of 66 2/3% of the outstanding Investor Common Stock), provided that if any director elected pursuant to (ii)(B) above ceases to be an employee of the Company and its subsidiaries, such director shall be removed as a director promptly after his employment ceases;

     5. Paragraph l(a)(vi) of the Stockholders Agreement is amended and restated as follows:

         (vi) the removal of a Sub Director shall be at the written request of holders of 66 2/3% of the Investor Common Stock, but only upon such written request and under no other circumstances, determined on the basis of a vote of the holders of 66 2/3% of the outstanding Investor Common Stock;

     6. Paragraph l(a)(vii) of the Stockholders Agreement is amended and restated as follows:

         (vii) in the event that any representative designated hereunder by the holders of Investor Common Stock or Brandenburg for any reason ceases to serve as a member of the Board or the Network Board during such director's term of office, the resulting vacancy on the Board or the Network Board shall be filled by a representative designated by the holders of 66 2/3% of the outstanding Investor Common Stock or Brandenburg, respectively, as provided hereunder;

     7. Paragraph l(a)(viii) of the Stockholders Agreement is amended and restated as follows:

         (viii) in the event a Sub Director for any reason ceases to serve as a member of such director's respective board of directors, the resulting vacancy shall be filled by a representative designated by the holders of 66 2/3% of the outstanding Investor Common Stock as provided hereunder; and

     8. Paragraph l(g) of the Stockholders Agreement is amended and restated as follows:

          (g) Notwithstanding anything to the contrary contained in this paragraph 1, in the event a Third Party Purchaser (as defined in the Purchase Agreement) participates in a Tranche II Closing (as defined in the Purchase Agreement), paragraph l(a)(i) shall provide that the authorized number of directors on the Board shall be established at seven directors and paragraph l(a)(ii)(A) shall provide for five representatives designated by the holders of Investor Common Stock, determined by a vote of the holders of 66 2/3% of the outstanding Investor Common Stock, to be elected to the Board. All other provisions of paragraph 1 shall remain in full force and effect.

     9.   The following Paragraph l(i) is added to the Stockholders Agreement:

          (i) Notwithstanding the provisions in this paragraph 1, if the authorized number of directors on the Board is increased, the persons filling such Board positions shall be designated by the holders of Investor Common Stock, determined by a vote of the holders of 66 2/3% of the outstanding Investor Common Stock.

     10. Paragraph 9 of the Stockholders Agreement is amended and restated as follows:

          9. Sale of the Company. If the Board and the holders of 66 2/3% of the shares of Investor Common Stock then outstanding approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to any other person or entity (collectively an "Approved Sale"), each Stockholder shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a (i) merger or consolidation, each Stockholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each Stockholder shall agree to sell all of his shares of Common Stock and rights to acquire shares of Common Stock on the terms and conditions approved by the Board and the holders of 66 2/3% of the Investor Common Stock then outstanding. Each Stockholder shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

     11. Paragraph 10 of the Stockholders Agreement is amended and restated as follows:

          10. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company, the holders of 66 2/3% of the outstanding Investor Common Stock and the holders of a majority of the Stockholder Shares which are not Investor Common Stock. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     12. The Schedule of Investors attached to the Stockholders Agreement is amended and restated as attached hereto.

     13. The parties hereby acknowledge that pursuant to Section 10 of the Stockholders Agreement (as in effect immediately prior to this Amendment) this Amendment shall become effective when executed by the holders of a majority of the outstanding Investor Common Stock and the holders of a majority of the Stockholder Shares which are not Investor Common Stock.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

                                    UNITED USN, INC.

                                    /s/ Thomas C. Brandenburg
                                    -----------------------------------------
                                    By: Thomas C. Brandenburg
                                    Its: Chief Executive Officer


                                    CIBC WOOD GUNDY VENTURES, INC.

                                    /s/ Richard J. Brekka
                                    -----------------------------------------
                                    By: Richard J. Brekka
                                    Its: President



                                    CHEMICAL VENTURE CAPITAL ASSOCIATES

                                    /s/ Donald J. Hofmann, Jr.
                                    -----------------------------------------
                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


                                    HANCOCK VENTURE PARTNERS IV - DIRECT
                                    FUND L.P.
                                    By: BACK BAY PARTNERS XII L.P.
                                    By: HANCOCK VENTURE PARTNERS, INC.
                                    -----------------------------------------
                                    By: /s/ William A. Johnston
                                       --------------------------------------
                                    Its: SVP
                                        -------------------------------------

                                    /s/ THOMAS C. BRANDENBURG
                                    -----------------------------------------
                                    THOMAS C. BRANDENBURG


                                    /s/ THOMAS C. BRANDENBURG
                                    -----------------------------------------
                                    THOMAS C. BRANDENBURG, as Trustee
                                          for David W. Montville

                                    FIRST CONTINENTAL CAPITAL
                                    CORPORATION


                                    /s/ C. R. Ronchetti
                                    -----------------------------------------
                                    By: C. R. Ronchetti
                                       --------------------------------------
                                    Its: President
                                        -------------------------------------

                                    /s/ Larry Gladysz, Attorney in Fact
                                    /s/ Louis Rappaport, Attorney in Fact
                                    -----------------------------------------
                                    KEVIN MADDOCK

                                    /s/ Larry Gladysz, Attorney in Fact
                                    /s/ Louis Rappaport, Attorney in Fact
                                    -----------------------------------------
                                    ROBERT NISBETT

                                    /s/ Larry Gladysz, Attorney in Fact
                                    /s/ Louis Rappaport, Attorney in Fact
                                    -----------------------------------------
                                    JOSEPH MONTANILE


                                    /s/ Larry Gladysz, Attorney in Fact
                                    /s/ Louis Rappaport, Attorney in Fact
                                    -----------------------------------------
                                    DAVID MCCARTHY

                                    /s/ Larry Gladysz, Attorney in Fact
                                    /s/ Louis Rappaport, Attorney in Fact
                                    -----------------------------------------
                                    HOWARD GERSON

                                    /s/ Larry Gladysz, Attorney in Fact
                                    /s/ Louis Rappaport, Attorney in Fact
                                    -----------------------------------------
                                    SAL FABRICANTE

                                    /s/ Larry Gladysz, Attorney in Fact
                                    /s/ Louis Rappaport, Attorney in Fact
                                    -----------------------------------------
                                    AL DENTALE, JR.

                                    /s/ Larry Gladysz, Attorney in Fact
                                    /s/ Louis Rappaport, Attorney in Fact
                                    -----------------------------------------
                                    DEMO CERVELLI

                                    /s/ LARRY GLADYSZ
                                    -----------------------------------------
                                    LARRY GLADYSZ

                                    /s/ LOUIS RAPPAPORT
                                    -----------------------------------------
                                    LOUIS RAPPAPORT

                             SCHEDULE OF INVESTORS
                             ---------------------


CIBC Wood Gundy Ventures, Inc.
425 Lexington Avenue
New York, New York 10017-3903
Attention: Richard J. Brekka, President
Telephone: (212) 856-3736
Facsimile: (212) 697-1544

Chemical Venture Capital Associates
270 Park Avenue, 5th Floor
New York, New York 10017-2070
Attention: Donald J. Hofmann, Jr.
Telephone: (212) 270-1366
Facsimile: (212) 270-2379

Hancock Venture Partners IV - Direct Fund L.P.
One Financial Center, 44th Floor
Boston, Massachusetts 02111
Attention: William Johnston
Telephone: (617) 348-3707
Facsimile: (617) 350-0305